UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 8, 2008

BELO CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-8598 (Commission File Number)	75-0135890 (I.R.S. Employer Identification No.)

P. O. Box 655237 Dallas, Texas (Address of principal executive offices)	75265-5237 (Zip Code)
(214) 977-6606
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.
     The information included in Item 9.01(b) of this Current Report on Form 8-K is incorporated herein by reference to this Item 2.01.

Item 9.01.	Financial Statements and Exhibits.
     (b)     Pro Forma Financial Information.
          On February 8, 2008, the Company announced the completion of the distribution (the “Distribution”) of its newspaper businesses and related assets into a publicly-traded company called A. H. Belo Corporation. In connection with the completion of the Distribution, the Company hereby files the pro forma financial information specified in Article 11 of Regulation S-X as Exhibit 99.1 hereto.
     (d)     Exhibits.

Exhibit No.	Description
99.1	Belo Corp. Unaudited Pro Forma Financial Statements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BELO CORP.
	By:	/s/ Dennis A. Williamson
Dennis A. Williamson
Date: February 14, 2008		Senior Vice President/Chief Accounting Officer

EXHIBIT INDEX

99.1	Belo Corp. Unaudited Pro Forma Financial Statements.